THE ADVISORS' INNER CIRCLE FUND II

                                CLEAR RIVER FUND(R)

                       SUPPLEMENT DATED OCTOBER 12, 2010
                                     TO THE
                       PROSPECTUS DATED NOVEMBER 30, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

THE FOLLOWING REPLACES THE THIRD PARAGRAPH UNDER THE HEADING "PRINCIPAL INVESTMENT STRATEGIES:"

Under most market conditions, the Adviser will allocate Fund assets to each investment strategy within the following ranges of the Fund's net assets:

Growth  Equity               10%     -     40%
Income  Equity                5%     -     25%
International  Equity        10%     -     40%
Real  Asset  Equity           0%     -     20%
Small  Cap  Equity            5%     -     30%
Value  Equity                 5%     -     25%

THE FOLLOWING REPLACES THE LAST PARAGRAPH UNDER THE HEADING "PRINCIPAL INVESTMENT STRATEGIES:"

Value Equity Strategy - The Adviser's Value Equity Strategy focuses on securities of undervalued companies typically trading at low price/earnings and low book value ratios with the opportunity for improving business fundamentals. Generally, these are companies experiencing temporary business challenges and with appropriate management action have the opportunity to generate improved operating results over a two- to four-year period. In addition, the strategy will look for event-driven opportunities broadly described as merger and acquisition activity, restructurings and industry turnarounds. When investing assets pursuant to this strategy, the Fund will generally purchase companies with a market capitalization greater than $5 billion. When selecting securities, competitive advantage, pricing power, improving financial fundamentals, management and valuation are given consideration.

THE FOLLOWING IS ADDED TO THE END OF THE SECTION WITH THE HEADING "PRINCIPAL RISKS:"

INVESTMENT STYLE RISK - The Fund may use a "value" style of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenue or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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